UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2016

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries and “Sonesta” refers to Sonesta International Hotels Corporation.

Item 1.01.  Entry into a Material Definitive Agreement.

Sonesta manages 31 of our hotels pursuant to long term management agreements, all of which are combined under a pooling agreement between us and Sonesta.  Under the pooling agreement, a hotel may be designated as “non-economic” and removed from the pooling agreement and subject to sale and, under each management agreement, we have an early termination right, in each case, if the applicable hotel does not meet certain criteria for the stipulated measurement period.  On January 4, 2016, we and Sonesta amended the pooling agreement and management agreements so that the stipulated measurement periods will begin on the later of January 1, 2017 and January 1st of the year beginning at least 18 months following the effective date of the applicable management agreement.  The pooling agreement was also amended to eliminate Sonesta’s right to designate a hotel as “non-economic.”

The amendments to the pooling agreement and management agreements with Sonesta were negotiated and recommended by a Special Committee of our Board of Trustees comprised solely of our Independent Trustees, and were approved by our Independent Trustees and also by our Board of Trustees.

The foregoing description of the amendments to our pooling agreement and management agreements with Sonesta is not complete and is subject to and qualified in its entirety by reference to the copy of the letter agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and to the copies of our pooling agreement and representative forms of management agreements, as amended, filed as Exhibits 10.9 through 10.12 to Amendment No. 2 to our Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2012, each of which is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Mr. Barry Portnoy and his son, Mr. Adam Portnoy, who are our Managing Trustees, and they also serve as directors of Sonesta.  Messrs. Barry and Adam Portnoy together indirectly own a controlling interest in The RMR Group Inc., or RMR Inc.  RMR Inc. is the managing member of The RMR Group LLC (f/k/a Reit Management & Research LLC), or RMR LLC.  RMR LLC provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including Sonesta.  Messrs. Barry and Adam Portnoy are officers and employees of RMR LLC and are directors and officers of RMR Inc.  Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  The president and chief executive officer of Sonesta is also an officer of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, certain officers of RMR LLC serve as officers of those companies.  We own an indirect 8.1% economic interest in RMR LLC through our ownership of shares of RMR Inc.

For further information about these and other relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, or our Quarterly Report, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning

Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement and our Quarterly Report are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT THE AMENDMENTS TO THE POOLING AGREEMENT AND MANAGEMENT AGREEMENTS WITH SONESTA WERE NEGOTIATED AND RECOMMENDED BY A SPECIAL COMMITTEE OF OUR BOARD OF TRUSTEES COMPRISED SOLELY OF OUR INDEPENDENT TRUSTEES, AND WERE APPROVED BY OUR INDEPENDENT TRUSTEES AND ALSO BY OUR BOARD OF TRUSTEES.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THE AMENDMENTS ARE EQUIVALENT TO THOSE THAT COULD BE OBTAINED IN “ARM’S LENGTH” NEGOTIATIONS BETWEEN UNRELATED PARTIES.  WE AND SONESTA ARE AFFILIATED BECAUSE WE HAVE COMMON BOARD MEMBERS, BECAUSE WE BOTH HAVE CERTAIN MANAGEMENT CONTRACTS WITH THE SAME COMPANY AND OTHERWISE.  ACCORDINGLY, THE TERMS OF THE AMENDMENTS DESCRIBED HEREIN MAY NOT BE EQUIVALENT TO THOSE THAT COULD BE OBTAINED IN “ARM’S LENGTH” NEGOTIATIONS BETWEEN UNRELATED PARTIES.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Letter Agreement effective January 4, 2016 between Hospitality Properties Trust and Sonesta International Hotel Corporation. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: January 8, 2016